EXHIBIT 4.4


                             RALCORP HOLDINGS, INC.


                                                                          ISSUER

                                       AND



                             THE FIRST NATIONAL BANK
                                   OF CHICAGO


                                                                         TRUSTEE






                                    INDENTURE


                         DATED AS OF SEPTEMBER 23, 1994





              ----------------------------------------------------

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of September 23, 1994

Trust Indenture Act Section                                Indenture Section(1)/
---------------------------                                -----------------

310   (a)(1)(2)(5)                                         6.9
      (a)(3) and (4)                                       Not Applicable
      (b)                                                  6.8, 6.10, 11.4
      (c)                                                  Not Applicable
311   (a)                                                  *
      (b)                                                  *
      (c)                                                  Not Applicable
312   (a)                                                  *
      (b)                                                  *
      (c)                                                  *
313   (a)                                                  *
      (b)                                                  *
      (c)                                                  4.3
      (d)                                                  4.3
314   (a)                                                  4.2
      (b)                                                  Not Applicable
      (c)                                                  *
      (d)                                                  Not Applicable
      (e)                                                  *
      (f)                                                  *
315   (a)                                                  *
      (b)                                                  *
      (c)                                                  *
      (d)                                                  *
      (e)                                                  *
316   (a)(1)                                               *
      (a)(2)                                               Not Applicable
      (b)                                                  5.7
      (c)                                                  Not Applicable
317   (a)                                                  5.2
      (b)                                                  3.4
318                                                        11.7

----------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.





----------------------
1/ Provisions marked by an asterisk are not included in the Indenture as permitted by the Trust Indenture Reform Act of 1990.

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
PARTIES                                                                       1

RECITALS                                                                      1
     Authorization of Indenture                                               1
     Compliance with Legal Requirements                                       1
     Purpose of and Consideration for Indenture                               1

                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.1    Certain Terms Defined                                          1
               Attributable Debt                                              1
               Board of Directors                                             2
               Brussels Business Day                                          2
               Business Day                                                   2
               Capitalized Lease Obligations                                  2
               Commission                                                     2
               Component Currency                                             2
               Consolidated Net Equity                                        2
               Consolidated Net Tangible Assets                               2
               Consolidated Total Assets                                      2
               Conversion Date                                                2
               Corporate Trust Office                                         2
               Coupon                                                         2
               Coupon Security                                                2
               Credit Agreement                                               3
               Defeasance                                                     3
               Depositary                                                     3
               Dollar                                                         3
               Dollar Equivalent of the ECU                                   3
               Dollar Equivalent of the Foreign Currency                      3
               ECU                                                            3
               European Communities                                           3
               Events of Default                                              3

               Exchange Rate Officer's Certificate                            3
               Foreign Currency                                               3
               Fully Registered Security                                      3
               GAAP                                                           3
               Global Security                                                3
               Guaranty Obligations                                           4
               Holder, Holder of Securities, Securityholder                   4
               Indebtedness                                                   4
               Indenture                                                      4
               Investment                                                     4
               Issuer                                                         4
               Issuer Request or Issuer Order                                 4
               Market Exchange Rate                                           4
               Mortgage                                                       4
               Officers' Certificate                                          4
               Official ECU Exchange Rate                                     4
               Opinion of Counsel                                             5
               Original issue date                                            5
               Outstanding                                                    5
               Paying Agent                                                   5
               Permitted Lien                                                 5
               Person                                                         5
               Place of Payment                                               5
               Principal                                                      5
               Principal Property                                             5
               Registered Holder                                              5
               Registered Security                                            6
               Responsible Officer                                            6
               Restricted Subsidiary                                          6
               Sale and Lease-Back Transaction                                6
               Security, Securities                                           6
               Specified Amount                                               6
               Stated Maturity                                                6
               Subsidiary                                                     6
               Trustee                                                        6
               Trust Indenture Act                                            6

               United States of America                                       6
               Unregistered Security                                          6
               Valuation Date                                                 6
               vice president                                                 6

                                   ARTICLE TWO

                                   SECURITIES

Section 2.1    Forms Generally                                                7
Section 2.2    Form of Trustee's Certificate of Authentication                7
Section 2.3    Amount Unlimited; Issuable in Series                           7
Section 2.4    Authentication and Delivery of Securities                      8
Section 2.5    Execution of Securities                                        9
Section 2.6    Certificate of Authentication                                 10
Section 2.7    Denomination and Date of Securities; Payments of Interest     10
Section 2.8    Registration, Transfer and Exchange                           12
Section 2.9    Mutilated, Defaced, Destroyed, Lost and Stolen Securities     13
Section 2.10   Cancellation of Securities; Destruction Thereof               14
Section 2.11   Temporary Securities                                          14
Section 2.12   Currency and Manner of Payments in Respect of Securities      15
Section 2.13   Compliance with Certain Laws and Regulations                  18
Section 2.14   Securities Issuable in the Form of a Global Security          18
Section 2.15   Appointment of Agents with Respect to Certain Calculations    19

                                 ARTICLE THREE

                            COVENANTS OF THE ISSUER

Section 3.1    Payment of Principal and Interest                             20
Section 3.2    Offices for Payments, etc.                                    20
Section 3.3    Appointment to Fill a Vacancy in Office of Trustee            20
Section 3.4    Paying Agents                                                 20
Section 3.5    Written Statement to Trustee                                  21
Section 3.6    Limitation on Liens                                           21
Section 3.7    Limitation on Sale and Lease-Back Transactions                22
Section 3.8    Additional Amounts                                            23
Section 3.9    Limitations on Restricted Subsidiary Debt                     24
Section 3.10   Corporate Existence                                           24

Section 3.11   Waiver of Certain Covenants                                   24

                                  ARTICLE FOUR

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

Section 4.1    Securityholders Lists                                         25
Section 4.2    Reports by the Issuer                                         25
Section 4.3    Reports by the Trustee                                        25

                                  ARTICLE FIVE

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

Section 5.1    Event of Default Defined; Acceleration of                     25
                    Maturity; Waiver of Default
Section 5.2    Collection of Indebtedness by Trustee;                        27
                    Trustee May Prove Debt
Section 5.3    Application of Proceeds                                       28
Section 5.4    Suits for Enforcement
Section 5.5    Restoration of Rights on Abandonment of Proceedings           29
Section 5.6    Limitations on Suits by Securityholders                       29
Section 5.7    Unconditional Right of Securityholders to                     30
                    Institute Certain Suits
Section 5.8    Powers and Remedies Cumulative; Delay or                      30
                    Omission Not Waiver of Default
Section 5.9    Control by Securityholders                                    30
Section 5.10   Waiver of Past Defaults                                       31
Section 5.11   Trustee to Give Notice of Default, But May                    31
                    Withhold in Certain Circumstances
Section 5.12   Right of Court to Require Filing of Undertaking               31
                    to Pay Costs

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

Section 6.1    Duties and Responsibilities of the Trustee; During            32

                    Default; Prior to Default
Section 6.2    Certain Rights of the Trustee                                 33
Section 6.3    Trustee Not Responsible for Recitals, Disposition of          33
                    Securities or Application of Proceeds Thereof
Section 6.4    Trustee and Agents May Hold Securities; Collections, etc.     34
Section 6.5    Moneys Held by Trustee                                        34
Section 6.6    Compensation and Indemnification of Trustee and its           34
                    Prior Claim
Section 6.7    Right of Trustee to Rely on Officers' Certificate, etc.       34
Section 6.8    Disqualification; Conflicting Interests                       35
Section 6.9    Persons Eligible for Appointment as Trustee                   35
Section 6.10   Resignation and Removal; Appointment of Successor Trustee     35
Section 6.11   Acceptance of Appointment by Successor Trustee                36
Section 6.12   Merger, Conversion, Consolidation or Succession to            37
                    Business of Trustee

                                  ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

Section 7.1    Evidence of Action Taken by Securityholders                   37
Section 7.2    Proof of Execution of Instruments and of Holding              38
                    of Securities
Section 7.3    Holders to be Treated as Owners                               38
Section 7.4    Securities Owned by Issuer Deemed Not Outstanding             38
Section 7.5    Right of Revocation of Action Taken                           38

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

Section 8.1    Supplemental Indentures Without Consent of                    39
                    Securityholders
Section 8.2    Supplemental Indentures With Consent of Securityholders       40
Section 8.3    Effect of Supplemental Indenture                              40
Section 8.4    Documents to Be Given to Trustee                              41
Section 8.5    Notation on Securities in Respect of Supplemental             41
                    Indentures

                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1    Issuer May Consolidate, Etc., on Certain Terms                41
Section 9.2    Successor Corporation Substituted                             41
Section 9.3    Opinion of Counsel to Trustee                                 42

                                   ARTICLE TEN

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 10.1   Issuer's Option to Effect Defeasance or Covenant Defeasance   42
Section 10.2   Defeasance and Discharge                                      42
Section 10.3   Covenant Defeasance                                           42
Section 10.4   Conditions to Defeasance or Covenant Defeasance               43
Section 10.5   Deposited Money and  U.S. Government Obligations              44
                    to be Held in Trust; Miscellaneous Provisions
Section 10.6   Reinstatement                                                 45
Section 10.7   Return of Moneys Held by Trustee                              45

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

Section 11.1   Incorporators, Stockholders, Officers and Directors           45
                    of Issuer Exempt from Individual Liability
Section 11.2   Provisions of Indenture for Sole Benefit of Parties           45
                    and Securityholders
Section 11.3   Successors and Assigns of Issuer Bound by Indenture           46
Section 11.4   Notices and Demands on Issuer, Trustee and Securityholders    46
Section 11.5   Officers' Certificates and Opinions of Counsel;               46
                    Statements to be Contained Therein
Section 11.6   Payments Due on Saturdays, Sundays and Holidays               47
Section 11.7   Conflict of Any Provision of Indenture with Trust             47
                    Indenture Act of 1939
Section 11.8   New York Law to Govern                                        47
Section 11.9   Counterparts                                                  47

Section 11.10  Effect of Headings                                            47

                                 ARTICLE TWELVE

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 12.1   Applicability of Article                                      47
Section 12.2   Notice of Redemption; Partial Redemptions                     48
Section 12.3   Payment of Securities Called for Redemption                   48
Section 12.4   Exclusion of Certain Securities from Eligibility              49
                    for Selection for Redemption
Section 12.5   Mandatory and Optional Sinking Funds                          49
Section 12.6   Repayment at the Option of the Holders                        51

                                ARTICLE THIRTEEN

                                    GUARANTEE

Section 13.1   Issuer's Option to Have Securities Guaranteed                 51
Section 13.2   Subsidiary Guarantors                                         51
Section 13.3   Subsidiary Guarantee                                          51
Section 13.4   Execution and Delivery of Guarantee                           53
Section 13.5   Guarantors May Consolidate, Etc. on Certain Terms             53
Section 13.6   "Trustee" to Include Paying Agent                             54

TESTIMONIUM                                                                  54

SIGNATURES                                                                   54

ACKNOWLEDGMENTS                                                              56

EXHIBIT A                                                                    57

     THIS INDENTURE, dated as of September 23, 1994, among RALCORP HOLDINGS, INC., a Missouri corporation (the "Issuer"), Beech-Nut Nutrition Corporation, Bremner, Inc., Keystone Resorts Management, Inc., and Ralston Foods, Inc. (as Guarantors) and The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, as Trustee (the "Trustee"),

                                   WITNESSETH:

     WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

     SECTION 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act of 1933, or the Investment Company Act of 1940 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "GAAP" means such accounting principles as are generally accepted in the United States at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

     "Attributable Debt" means, as to any particular lease under which the Company or any Restricted Subsidiary is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by the Company or any Restricted Subsidiary under such lease during the remaining term thereof, discounted from the respective due dates thereof to such date at the weighted average rate per annum borne by the Securities compounded annually. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but not rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     "Board of Directors" means either the Board of Directors or any committee of the Board of Directors of the Issuer duly authorized to act hereunder.

     "Brussels Business Day" means any day other than a day on which banking institutions in Brussels, Belgium, are authorized or required by law to close.

     "Business Day" means, with respect to any Place of Payment, except as may otherwise be provided in the form of Securities of any particular series, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the Corporate Trust Office or banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

     "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Component Currency" has the meaning specified in Section 2.12.

     "Consolidated Equity" means, at any time for the Issuer and its Subsidiaries, an amount calculated as the Issuer's equity determined on a consolidated basis for the Issuer and its Subsidiaries in conformity with GAAP.

     "Consolidated Net Earnings" means, at any time, net earnings after taxes for the Company and its subsidiaries, on a consolidated basis, as determined in accordance with GAAP.

     "Consolidated Net Tangible Assets" means the aggregate of assets (less applicable reserves and other properly deductible items) after deducting therefrom all current liabilities for (i) notes and loans payable, (ii) current maturities of long-term debt and (iii) current maturities of obligations under capital leases, less all goodwill, trade names, trademarks, patents, unamortized debt discount and other like intangibles, all as set forth on the most recent balance sheet of the Company and its Subsidiaries and computed in accordance with GAAP.

     "Consolidated Revenues" means, at any time, net sales of the Company and its subsidiaries, on a consolidated basis, as determined in accordance with GAAP.

     "Consolidated Total Assets" means, at any time, all items which, in accordance with GAAP, would be classified as assets on a consolidated balance sheet of the Issuer and its Subsidiaries.

     "Conversion Date" has the meaning specified in Section 2.12.

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

     "Coupon," means any interest coupon appertaining to any Security.

     "Coupon Security" means any Security authenticated and delivered with one or more Coupons appertaining thereto.

     "Credit Agreement" means the Credit Agreement dated March 30, 1994 entered into by Ralston Purina Company with a syndicate of commercial banks and assigned to the Issuer and comprised of a $200 million revolving credit arrangement and a $250 million term loan both with a maturity date of March 31, 1999.

     "Defeasance" has the meaning specified in Section 10.2.

     "Depositary" means, unless otherwise specified by the Issuer pursuant to either Section 2.3 or 2.14, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

     "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

     "Dollar Equivalent of the ECU" has the meaning specified in Section 2.12.

     "Dollar Equivalent of the Foreign Currency" has the meaning specified in
Section 2.12.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

     "Event of Default" means any event or condition specified as such in
Section 5.1.

     "Exchange Rate Officer's Certificate" means a telex or a certificate setting forth the applicable Official ECU Exchange Rate and the Dollar or Foreign Currency amounts payable on the basis of such Official ECU Exchange Rate in respect of the principal of and interest on Registered Securities, sent (in the case of a telex) or signed (in the case of a certificate) by the treasurer or any assistant treasurer of the Issuer, and delivered to the Trustee.

     "Foreign Currency" means a currency issued by the government of any country other than the United States.

     "Fully Registered Security" means any Security registered as to principal and interest, if any.

     "GAAP" means generally accepted accounting principles in the United States at the time of any computation.

     "Global Security" means a Security issued to evidence all or a part of any series of Securities which is executed by the Issuer and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to an Issuer Order, which shall be registered in the name of the Depositary or its nominee.

     "Guarantee" means, individually and collectively, the guarantees given by the Guarantors pursuant to Article Thirteen, including a notation in the Securities substantially in the form attached hereto as Exhibit A.

     "Guarantee Date" means the date of the execution and delivery of a Guarantee.

     "Guarantee Obligations" shall mean, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect.

     "Guarantor" means any Subsidiary (or successor of such Subsidiary) of the Company which executes a Guarantee.

     "Holder", "Holder of Securities", "Securityholder" or other similar terms mean the holder of an Unregistered Security or a Registered Holder of a Registered Security and, when used with respect to any Coupon, means the holder thereof.

     "Indebtedness", with respect to any person, means (i) all indebtedness, of such Person for borrowed money, (ii) all assets or services which in accordance with GAAP would be shown to be a liability of such Person (or on the liability side of a balance sheet of such Person), (iii) indebtedness of such person created or arising under any conditional sale or title retention agreement, (iv) the principal portion of all obligations of such person under Capital Leases,
(v) the maximum available amount of all letters of credit or acceptances issued or created for the account of such Person, (vi) all Guaranty Obligations of such Person with respect to Indebtedness of another entity, (vii) all Indebtedness of another entity secured by a Lien on any Property of such person, whether or not such Indebtedness has been assumed by such person and (viii) all Indebtedness of any partnership or joint venture (except for any such Indebtedness with respect to which recourse by the holder thereof is limited to the assets of such partnership or joint venture) where such person is a general partner, net of any assets of such partnership or joint venture.

     "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

     "Issuer" means Ralcorp Holdings, Inc., and, subject to Article Nine, its successors and assigns.

     "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, a Chief Executive Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Market Exchange Rate" has the meaning specified in Section 2.12.

     "Mortgage" has the meaning specified in Section 3.6.

     "Officers' Certificate" means a certificate signed by the president or any vice president and by the treasurer, secretary or an assistant secretary of the Issuer, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5.

     "Official ECU Exchange Rate" applicable to any currency with respect to any payment to be made hereunder means the exchange rate between the ECU and such currency reported by the Commission of the European Communities (currently based on the rates in effect at 2:30 p.m.,

Brussels time, on the relevant exchange markets) or if such exchange rate ceases to be so reported, then such exchange rate shall be determined by the Trustee using, in its sole discretion and without liability on its part, quotations from one or more major banks in New York City or such other quotations as the Trustee shall deem appropriate, on the applicable record date.

     "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer. Each such opinion shall include the statements provided for in Section 11.5, if and to the extent required hereby.

     "Original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

     (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

     "Paying Agent" means any Person (which may include the Issuer) authorized by the Issuer to pay the principal of or interest, if any, on any Security on behalf of the Issuer.

     "Permitted Lien" has the meaning specified in Section 3.6.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and interest, if any, on the Securities of that series are payable as specified pursuant to Section 3.2.

     "Principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

     "Principal Property" means any real property, manufacturing plant, processing plant, office building, warehouse or other physical facility, or any other like depreciable or depletable asset of the Company or any Subsidiary, whether owned at the date of this Indenture or thereafter acquired, with a gross book value in excess of 2% of Consolidated Net Tangible Assets, other than properties that in the opinion of the Board of Directors of the Issuer are not of material importance to the total business conducted by the Issuer and its Restricted Subsidiaries, as a whole.

     "Registered Holder" when used with respect to a Registered Security means the person in whose name such Security is registered in the Security register.

     "Registered Security" means any Security registered in the Security register.

     "Responsible Officer" when used with respect to the Trustee shall mean any officer in the Corporate Trust Services Division (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary of the Issuer substantially all of the assets of which are located in the United States (excluding territories or possessions).

     "Sale and Lease-Back Transaction" has the meaning specified in Section 3.7.

     "Security" or "Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

     "Specified Amount" has the meaning specified in Section 2.12.

     "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means any corporation more than 50% of whose voting stock is at the time owned by the Issuer directly or indirectly by or through Subsidiaries, and (ii) any partnership, association, joint venture or other entity in which the Issuer directly or indirectly through Subsidiaries has more than 50% equity interest at any time. The term "'voting stock" means outstanding shares of stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or some other default.

     "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, any successor trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this Indenture was originally executed.

     "United States of America" means the fifty states constituting the United States of America as of the date of this Indenture.

     "Unregistered Security" means any Security not registered as to principal.

     "Valuation Date" has the meaning specified in Section 2.12.

     "vice president" when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

                                   ARTICLE TWO

                                   SECURITIES

     SECTION 2.1 FORMS GENERALLY. The Securities of each series and the Coupons, if any, shall be substantially in such form or forms (not inconsistent with this Indenture) as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of each series of Securities, including the currency or denomination, which may be Dollars, Foreign Currency or ECU) and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons, if any.

     The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

     The Guarantees, if any, to be endorsed on the Securities of any series shall be substantially in the form attached hereto as Exhibit A.

     SECTION 2.2 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                             The First National Bank of Chicago,
                                                         as Trustee



                                             By:________________________________
                                                      Authorized Officer

     SECTION 2.3 AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.8, 2.9, 2.11, 2.14 or 12.3);

          (3) the date or dates on which the principal of the Securities of the series is payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

          (5) the place or places where the principal and interest on Securities of the series shall be payable (if other than as provided in Section 3.2);

          (6) the right, if any, of the Issuer to redeem, purchase or repay Securities of the series, the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (8) the issuance as Registered Securities or Unregistered Securities or both, and the rights of the Holders to exchange Unregistered Securities for Registered Coupon Securities or Fully Registered Securities of the series or to exchange Registered Securities of the series for Unregistered Securities of the series and the circumstances under which any such exchanges, if permitted, may be made;

          (9) if other than denominations of $1,000 and any multiple thereof, the denominations, which may be in Dollars, any Foreign Currency or ECU, in which Securities of the series shall be issuable;

          (10) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Securities;

          (11) any addition to or change in (a) the Events of Default or (b) covenants set forth in Article Three which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.1.

          (12) any other terms or conditions upon which the Securities of the series are to be issued (which terms shall not be inconsistent with the provisions of this Indenture);

          (13) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series; and

          (14) whether the Securities of the series shall be entitled to the benefit of the Guarantees set forth in Article Thirteen.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

     SECTION 2.4 AUTHENTICATION AND DELIVERY OF SECURITIES. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the Issuer Order without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

          (1) a certified copy of any resolution or resolutions of the Board of Directors authorizing the action taken pursuant to the resolution or resolutions delivered under clause (2) below;

          (2) a copy of any resolution or resolutions of the Board of Directors relating to such series, in each case certified by the secretary or an assistant secretary of the Issuer;

          (3) an executed supplemental indenture, if any;

          (4) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.1 and 2.3, respectively, and prepared in accordance with Section 11.5;

          (5) an Opinion of Counsel, prepared in accordance with Section 11.5, which shall state

               (a) that the form or forms and terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Sections 2.1 and 2.3 in conformity with the provisions of this Indenture;

               (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer;

               (c) that all laws and requirements in respect of the execution and delivery by the Issuer of the Securities have been complied with;

               (d) that the Indenture and any supplemental indenture has been duly authorized, executed and delivered by and constitutes the valid and binding obligation of, the Issuer; and

               (e) such other matters as the Trustee may reasonably request.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

     SECTION 2.5 EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Issuer by both (a) the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any vice president and (b) by its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee. Any Coupons attached to any Unregistered Security shall be executed on behalf of the Issuer by the manual or facsimile signature of any such officer of the Issuer.

     In case any officer of the Issuer who shall have signed any of the Securities or Coupons shall cease to be such officer before the Security or Coupon so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

     SECTION 2.6 CERTIFICATE OF AUTHENTICATION. Only such Securities and Coupons appertaining thereto as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     The Trustee shall not authenticate or deliver any Unregistered Security until any matured Coupons appertaining thereto have been detached and canceled, except as otherwise provided or permitted by this Indenture.

     SECTION 2.7 DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST. The Securities shall be issuable in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple thereof, which may be in Dollars, any Foreign Currency or ECU, and interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     Each Security shall be dated the date of its authentication, shall bear interest from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.3.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid, in the case of Registered Securities, to the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for the payment of such interest and, in the case of Unregistered Securities, upon surrender of the Coupon appertaining thereto in respect of the interest due on such interest payment date.

     The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any interest payment date (called "defaulted interest" for the purpose of the Section) shall forthwith cease to be payable to the Registered Holder on the relevant regular record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Issuer, at its election, as provided in clause (1) or clause (2) below:

          (1) The Issuer may elect to make payment of any defaulted interest to the persons in whose names any such Registered Securities (or their respective predecessor Securities) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Registered Securities of such series which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such special record date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Registered Holder at his address as it appears in the Security register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Registered Securities of such series shall be paid to the person in whose names such Securities (or their respective predecessor Securities) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

          (2) The Issuer may make payment of any defaulted interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Any defaulted interest payable in respect of any Security of any series which is an Unregistered Security shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination as between the Holders of Registered Securities and other Securities of the same series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Issuer, by publication at least once in a newspaper of general circulation in New York, New York.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 2.8 REGISTRATION, TRANSFER AND EXCHANGE. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.2 a register or registers in which,
subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Registered Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series in authorized denominations for a like aggregate principal amount.

     Subject to Section 2.14, at the option of the Holder thereof, Securities of a series, whether Registered Securities or Unregistered Securities, which by their terms are registerable as to principal only or as to principal and interest, may, to the extent and under the circumstances specified pursuant to
Section 2.3, be exchanged for Registered Coupon Securities or Fully Registered Securities of such series, as may be issued by the terms thereof. At the option of the Holder thereof, Securities of a series, whether Registered Securities or Unregistered Securities, which by their terms provide for the issuance of Unregistered Securities, may, to the extent and under the circumstances specified pursuant to Section 2.3, be exchanged for Unregistered Securities of such series. Securities so issued in exchange for other Securities shall be of any authorized denomination and of like principal amount and stated maturity, and shall be issued upon surrender of the Securities for which they are to be exchanged and, in the case of Coupon Securities, together with all unmatured Coupons and matured Coupons in default appertaining thereto, at the office of Issuer provided for in Section 2.3 and upon payment, if the Issuer shall require, of charges provided therein. Unregistered Securities of any series issued in exchange for Registered Securities of such series between the regular record date for such Registered Security and the next interest payment date will be issued without the Coupon relating to such interest payment date, and Unregistered Securities surrendered in exchange for Registered Securities between such dates shall be surrendered without the Coupon relating to such interest payment date. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Notwithstanding the foregoing, an Unregistered Security will not be delivered in exchange for a Registered Security or Securities unless the Trustee receives a certificate signed by the person entitled to delivery of such Security or other items or documents fulfilling such conditions as shall be required by regulations of the United States Department of the Treasury, or shall be notified by the Issuer that such a certificate shall not be required by such regulations; provided, however, that no such Unregistered Security shall be delivered by the Trustee if the Trustee or such agent shall have, or shall have been notified in writing by the Issuer that the Issuer has, actual knowledge that such certificate is false.

     Upon presentation for registration of any Unregistered Securities of any series which by its terms is registerable as to principal, at the office or agency of the Issuer to be maintained as provided in Section 3.2, such Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Security. Any Security so registered shall be transferable on the registry books of the Issuer upon presentation of such Security at such office or agency for similar notation thereon, but such Security may be discharged from registration by being in a like manner transferred to bearer, whereupon transferability by delivery shall be restored. Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

     Unregistered Securities shall be transferable by delivery, except while registered as to principal. Registration of any Coupon Security shall not effect the transferability by delivery of the Coupons appertaining thereto which shall continue to be payable to bearer and transferable by delivery.

     All Securities and Coupons issued upon any transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and Coupons surrendered upon such transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 2.11, 8.5 or 12.3 not involving any transfer.

     The Issuer shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the selection of Securities for redemption under Article Twelve or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     All Securities issued upon any transfer or exchange of Securities shall have endorsed thereon, if applicable to Securities of such series, a Guarantee or Guarantees executed by the Guarantors.

     None of the Issuer, the Trustee or any Paying Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     SECTION 2.9 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security or Coupon shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series or Coupon, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security or Coupon, or in lieu of and substitution for the Security or Coupon so destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and to any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

     Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

     Every substitute Security of any series or Coupon issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series or Coupons duly authenticated and delivered hereunder. All Securities or Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities or Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Every substitute Security of any series issued pursuant to the provisions of this Section shall have endorsed thereon, if applicable to Securities of such series, a Guarantee or Guarantees executed by the Guarantors.

     SECTION 2.10 CANCELLATION OF SECURITIES; DESTRUCTION THEREOF. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for any future credit against any payment in respect of a sinking or analogous fund which have been otherwise acquired by Issuer and all Coupons surrendered for payment or exchange, shall, if surrendered to the Issuer or any agent of the Issuer or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities or Coupons shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities and Coupons held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities and Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities and Coupons unless and until the same are delivered to the Trustee for cancellation.

     SECTION 2.11 TEMPORARY SECURITIES. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series may be issued as Registered Securities or Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series.

     All temporary Security of any series issued pursuant to the provisions of this Section shall have endorsed thereon, if applicable to Securities of such series, a Guarantee or Guarantees executed by the Guarantors.

     SECTION 2.12 CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES.

     (a) With respect to Registered Securities denominated in Dollars or Foreign Currency and with respect to Registered Securities denominated in ECU with respect to which the Holders of such Securities have not made the election provided for in paragraph (b) below, the following payment provisions shall apply:

          (1) Except as provided in subparagraph (a) (2) or in paragraph (e) below, payment of the principal of any Registered Security will be made at the Place of Payment by delivery of a check in the currency in which the Security is denominated on the payment date against surrender of such Registered Security, and any interest on any Registered Security will be paid at the Place of Payment by mailing a check in the currency in which the Securities were issued to the Person entitled thereto at the address of such Person appearing on the Security register.

          (2) Payment of the principal of and interest on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Issuer by any appropriate method.

     (b) With respect to Registered Securities denominated in ECU, the following payment provisions shall apply, except as otherwise provided in paragraphs (e) and (f) below:

          (1) The Board of Directors of the Issuer may provide with respect to any series of such Securities that Holders shall have the option to receive payments of principal of and interest on such Security in any of the currencies which may be designated for such election in such Security by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the record date immediately preceding the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the record date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security with respect to which notice of redemption has been given by the Issuer pursuant to Article Twelve). Any Holder of any such Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable record date will be paid the amount due on the applicable payment date in ECU as provided in paragraph (a) of this Section 2.12. Payment of principal shall be made on the payment date against surrender of such Securities. Payment of principal and interest shall be made at the Place of Payment by mailing at such location a check in the applicable currency to the Person entitled thereto at the address of such Person appearing on the Security register.

          (2) Payment of the principal of and interest on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Issuer by any appropriate method.

     (c) Payment of the principal of and interest on any Unregistered Security will be made at such place or places outside the United States as may be designated by the Issuer by any appropriate method only in the currency in which the Security is denominated (except as provided in paragraph ( e) below) on the payment date against surrender of the Unregistered Security, in the case of payment of principal, or the relevant Coupon, in the case of payment of interest. Except as provided in paragraph (e) below, payment with respect to Unregistered Securities and Coupons will be made by check, subject to any limitations on the methods of effecting such payment as shall be specified in the terms of the Security established as provided in Section 2.3 and as shall be required under applicable laws and regulations. Payment of the principal of and interest on Unregistered Securities may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Issuer by any appropriate method.

     (d) Not later than the fourth Business Day after the record date for each payment date, the Trustee will deliver to the Issuer a written notice specifying, in the currency in which each series of the Securities are denominated, the respective aggregate amounts of principal of and interest on the Securities to be made on such payment date, specifying the amounts so payable in respect of the Registered and the Unregistered Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in ECU shall have elected to be paid in another currency as provided in paragraph (b) above. If the Board of Directors has provided for the election referred to in paragraph (b) above and if at least one Holder has made such election, then not later than the eighth Business Day following each record date the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. The Dollar or Foreign Currency amount receivable by Holders of Registered Securities denominated in ECU who have elected payment in such currency as provided in paragraph (b) above shall be determined by the Issuer on the basis of the applicable Official ECU Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

     (e) If the Foreign Currency in which any of the Securities are denominated ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, then with respect to each date for the payment of principal of, premium, if any, and interest on the applicable Foreign Currency or ECU denominated Securities occurring after the last date on which the Foreign Currency or ECU was so used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Issuer to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of ECU, the Dollar Equivalent of the ECU as determined by the Trustee as of the record date (the "Valuation Date") in the manner provided in paragraphs (g) or (h) below.

     (f) If the Holder of a Registered Security denominated in ECU elects payment in a specified Foreign Currency as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in ECU, and if ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, such Holder shall receive payment in Dollars.

     (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Trustee as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

     (h) The "Dollar Equivalent of the ECU" shall be determined by the Trustee as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

     (i) For purposes of this Section 2.12 the following terms shall have the following meanings:

     A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the ECU.

     A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the ECU on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

     "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Trustee shall deem appropriate. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

     All decisions and determinations of the Trustee regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the ECU and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Issuer and all Holders of the Securities. In the event that the Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Issuer, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 11.4 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, the Issuer, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 11.4 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Issuer, after learning thereof, will similarly give notice to the Trustee. The Trustee shall be fully justified and protected in relying on and acting upon the information so received by it from the Issuer and shall not otherwise have any duty or obligation to determine such information independently.

     SECTION 2.13 COMPLIANCE WITH CERTAIN LAWS AND REGULATIONS.

     If any Unregistered Securities are to be issued in any series of Securities, the Issuer, Trustee, or any Paying Agent will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that Unregistered Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Issuer.

     SECTION 2.14. SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.

     (a) If the Issuer shall establish pursuant to Section 2.3 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with Section 2.4 and the Issuer order delivered to the Trustee thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     (b) Notwithstanding any other provision of this Section 2.14 or of Section 2.8, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in
Section 2.8, only to another nominee of the Depositary for such Global Security, or to a successor Depositary for such Global Security selected or approved by the Issuer or to a nominee of such successor Depositary.

     (c)(i) If at any time the Depositary for a Global Security notifies the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer by eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Issuer shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3(10) shall no longer be effective with respect to such Global Security and the Issuer will execute, and the Trustee, upon receipt of an Issuer order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

          (ii) The Issuer may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of a Issuer order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

          (iii) If specified by the Issuer pursuant to Section 2.3 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depositary. Thereupon the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and
     (2) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

          (iv) if there shall have occurred and be continuing an Event of Default or an event which with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to Securities represented by such Global Security or Securities, thereupon the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge, to each Person specified by the Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security.

          (v) In any exchange provided for in any of the preceding four paragraphs, the Issuer will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

     SECTION 2.15 APPOINTMENT OF AGENTS WITH RESPECT TO CERTAIN CALCULATIONS. The Issuer may appoint an Agent or Agents with respect to one or more Series of Securities which Agent or Agents shall be authorized to determine the rate or rates of interest applicable to the Securities of any Series from time to time in effect, the amount of principal or premium, if any, payable on the Securities of any Series and the rates of exchange applicable to the Securities of any Series denominated in a currency other than United States dollars from time to time in effect, all in accordance with the terms of the Securities of such Series. Wherever reference is made in this Indenture to any such calculation by the Trustee, it shall be deemed to refer to the calculation by such agent or agents. Such agent, upon calculating the amounts so to be calculated pursuant to the terms of the Securities of any Series shall communicate promptly in writing the amounts so calculated to the Issuer and the Trustee. Absent manifest error, all amounts so calculated shall be binding on the Issuer, the Trustee and the Holders of the Securities of such Series.

     Any such agent may resign at any time by giving written notice thereof to the Issuer and to the Trustee. The Issuer may at any time terminate the agency of any such agent by giving written notice thereof to such agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, the Issuer may appoint a successor agent and shall give notice of such appointment to all Holders of Securities in the manner provided in Section 11.4.

                                  ARTICLE THREE

                             COVENANTS OF THE ISSUER

     SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on, each of the Securities of such series in accordance with the terms of the Securities of such series, any Coupons appertaining thereto and this Indenture.

     The interest on Unregistered Securities shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest.

     SECTION 3.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain outstanding, the Issuer will maintain the following for each series: an office or agency (a) where the Securities may be presented for payment, (b) where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Issuer shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

     SECTION 3.3 APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.11, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

     SECTION 3.4 PAYING AGENTS. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such Agent for the payment of the principal of or interest on the Securities of such series or Coupons (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series or Coupons) in trust for the benefit of the Holders of the Securities of such series or of the Trustee, and upon the occurrence of an Event of Default pay over all such sums received by it to the Trustee,

          (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series or Coupons when the same shall be due and payable,

          (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above, and

          (d) that it will give the Trustee notice of any change of address of any Holder of which it is aware.

     The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series or Coupons, deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

     If the Issuer shall act as its own Paying Agent with respect to the Securities of any series or Coupons, it will, on or before each due date of the principal of or interest on the Securities of such series or Coupons, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or Holders of such Coupons a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

     Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities or Coupons hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

     SECTION 3.5 WRITTEN STATEMENT TO TRUSTEE. The Issuer will deliver to the Trustee on or before January 1 in each year (beginning with 1995) brief certificates (which need not comply with Section 11.5) from the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

     SECTION 3.6 LIMITATION ON LIENS. (a) So long as any of the Securities remain Outstanding and unpaid, the Issuer will not create, assume or suffer to exist and will not cause, suffer to exist or permit any Restricted Subsidiary to create, assume or suffer to exist, any mortgage, pledge, security interest or other lien or encumbrance (herein referred to as a "Mortgage") of or upon any of its or their properties or assets, real or personal, whether owned at the date of this Indenture or thereafter acquired, or of or upon any income or profits therefrom, without making effective provision, and the Issuer covenants that in any such case it will make or cause to be made effective provision, whereby the Securities then Outstanding shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured so long as such indebtedness is so secured; provided, that the foregoing covenant shall not apply to any mortgage of the following character (each, a "Permitted Lien"):

          (i) Mortgages on property existing at the time of acquisition of such property (provided such mortgages are limited to such property and improvements thereon) or to secure the payment of all or any part of the purchase price thereof or to secure any indebtedness incurred at the time of, or within 180 days after, the acquisition of such property for the purpose of financing all or any part of the purchase price thereof;

          (ii) Mortgages on property of any Person, which Mortgages are existing at the time (A) such person became a Restricted Subsidiary, (B) such person is merged into or consolidated with the Issuer or any Subsidiary or (C) another Subsidiary merges into or consolidates with such person (in a transaction in which such person becomes a Restricted Subsidiary), which Mortgage was not incurred in anticipation of such transaction and was outstanding prior to such transaction;

          (iii) Mortgages existing on the date of this Indenture;

          (iv) Mortgages which secure debt owing to the Issuer or a Restricted Subsidiary by a Restricted Subsidiary;

          (v) Mortgages on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of such property, whether directly or indirectly by way of share disposition or otherwise; provided that after 120 days from the creation of such mortgage such property shall not be owned by the Issuer or any Restricted Subsidiary and any indebtedness secured by such mortgage shall be without recourse to the Issuer or any Restricted Subsidiary;

          (vi) Mortgages arising by reason of any judgment, decree or order of any court, so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or so long as the period within which such proceedings may be initiated shall not have expired; or pledges or deposits to secure payment of workmen's compensation or other insurance, good faith deposits in connection with tenders, contracts (other than contracts for the payment of money) or leases, deposits to secure public or statutory obligations, deposits to secure or in lieu of surety or appeal bonds, or deposits as security for the payment of taxes;

          (vii) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute; and

          (viii) extensions, renewals or replacements, in whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (vii), inclusive, provided that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or any part of the same property that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

     (b) Notwithstanding the provisions contained in subdivision (a) of this
Section 3.6, the Issuer and its Restricted Subsidiaries, or any of them, may create Mortgages without equally and ratably securing the Securities or create, incur, assume or permit to exist Indebtedness of Restricted Subsidiaries otherwise prohibited, if, after giving effect thereto and to the retirement of any indebtedness or obligations which are concurrently being retired, the aggregate amount of all outstanding indebtedness of the Issuer and its Restricted Subsidiaries secured by Mortgages which could not exist without equally and ratably securing the Securities except for the provisions of this subdivision (b) plus the aggregate amount of Attributable Debt in respect of Sale and Lease-Back Transactions (as defined in Section 3.7) existing at such time which could not have been entered into by the Issuer or a Restricted Subsidiary except for the provisions of clause (a) of Section 3.7 plus the aggregate amount of Indebtedness of Restricted Subsidiaries otherwise prohibited does not at such time exceed 10% of the Consolidated Net Tangible Assets of the Issuer and its Restricted Subsidiaries.

     In the event that the Issuer shall hereafter secure the Securities pursuant to the provisions of this Section 3.6, the Trustee is hereby authorized to enter into an indenture supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the holders of the Securities so secured.

     SECTION 3.7 LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS. The Issuer will not enter into any arrangements with any person, nor will the Issuer permit any Restricted Subsidiary to enter into any arrangements with any person other than the Issuer, providing for the leasing by the Issuer or any Restricted Subsidiary of all or any substantial portion of any Principal Property (except for leases for temporary periods not to exceed three years by the end of which it is intended that the use of the leased property by the lessee will be discontinued), which property has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such person with the intention of taking back a lease of such Principal Property (herein referred to as a "Sale and Lease-Back Transaction") unless the net proceeds of the sale or transfer of the property to be leased are at least equal to the fair value (as determined by the Board of Directors) of such Principal Property and either

          (a) the Issuer or such Restricted Subsidiary would, at the time entering into such arrangement, be entitled, without equally and ratably securing the Securities, to create or assume a mortgage on such property securing indebtedness in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction, pursuant to subdivision
     (b) of Section 3.6, or

          (b) the Issuer, within 120 days after the transfer of title to such Principal Property, shall apply an amount equal to the net proceeds derived from such sale or transfer to the retirement, repayment or other discharge of Securities in accordance with the terms thereof or other indebtedness for borrowed money of the Issuer which ranks pari passu with the Securities and which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than 12 months after the date of the creation of such indebtedness.

     A Sale and Lease-Back Transaction shall not be deemed to result in the creation of a mortgage.

     SECTION 3.8 ADDITIONAL AMOUNTS. If the Securities of a Series provide for the payment of additional amounts, the Issuer will pay to the Holder of any Security of such Series or any Coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or interest on, or in respect of, any Security of any Series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any Series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

               If the Securities of a Series provide for the payment of additional amounts, at least 10 days prior to the first interest payment dated with respect to that Series of Securities (or if the Securities of that Series will not bear interest prior to maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Issuer will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or interest on the Securities of that Series shall be made to Holders of Securities of that Series or any related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that Series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of Coupons and the Issuer will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising our of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.


     SECTION 3.9 LIMITATIONS ON RESTRICTED SUBSIDIARY INDEBTEDNESS.

     The Issuer will not permit any Restricted Subsidiary to incur or assume any indebtedness except:

          (1) Indebtedness outstanding on the date of this Indenture;

          (2) Indebtedness that is or could be secured by a Mortgage permitted pursuant to Section 3.6;

          (3) Indebtedness issued to and held by the Issuer or another Restricted Subsidiary;

          (4) Indebtedness incurred by a Person prior to the time (A) such Person became a Restricted Subsidiary, (B) such Person is merged into or consolidated with the Company or any Subsidiary or (C) another Subsidiary merges into or consolidates with such Person (in a transaction in which such Person becomes a Restricted Subsidiary), which Indebtedness was not incurred in anticipation of such transaction and was outstanding prior to such transaction;

          (5) indebtedness incurred in the ordinary course of business and maturing within one year; and

          (6) extensions, renewals or replacements of any of the foregoing;

Provided, however, that the Issuer may permit a Restricted Subsidiary to incur Indebtedness otherwise prohibited by this Section 3.9 if such Indebtedness may be incurred pursuant to subdivision (b) of Section 3.6.

     SECTION 3.10. CORPORATE EXISTENCE.

     Subject to Articles Nine and Thirteen hereof, the Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Restricted Subsidiary in accordance with the respective organizational documents of each Restricted Subsidiary and the rights (charter and statutory), licenses and franchises of the Issuer and its Restricted Subsidiaries, provided that the Issuer shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Restricted Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and its Restricted Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Holders.

     SECTION 3.11. WAIVER OF CERTAIN COVENANTS.

     Except as otherwise specified as contemplated by Section 2.3 for Securities of such series, the Issuer may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 2.3(12), 8.1(c) or 8.1(e) for the benefit of the Holders of such series or in Section 3.6, 3.7, 3.9 or
3.10 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                  ARTICLE FOUR

                    SECURITYHOLDERS' LISTS AND REPORTS BY THE

                             ISSUER AND THE TRUSTEE

     SECTION 4.1 SECURITYHOLDERS LISTS. If and so long as the Trustee shall not be the Security registrar for the Registered Securities of any series, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Registered Securities of such series pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing securities in each year, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

     SECTION 4.2 REPORTS BY THE ISSUER. The Issuer covenants to file with the Trustee, within 15 days after the issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

     SECTION 4.3 REPORTS BY THE TRUSTEE. Any Trustee's report required under
Section 313(a) of the Trust Indenture Act shall be transmitted on or before July 15 in each year following the date hereof, so long as any Securities are outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto.

                                  ARTICLE FIVE

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

     Section 5.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. "Event of Default" with respect to Securities of any series wherever used herein means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

          (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

          (d) default in the performance of any covenant or warranty of the Issuer in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

          (g)(i) default under any Indebtedness of the Issuer or any Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Issuer or any Subsidiary resulting in the acceleration of such Indebtedness, or (ii) any default in payment of such Indebtedness (after expiration of any applicable grace periods), if the aggregate amount of all such Indebtedness that has been so accelerated and with respect to which there has been a default in payment shall exceed the greater of $20,000,000 or 3% of Consolidated Net Tangible Assets and there shall have been a failure to obtain rescission or annulment of all such accelerations or to discharge all such defaulted Indebtedness within 10 days after written notice of the type specified in the foregoing clause (d); or

          (h) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series.

If an Event of Default occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series treated as a separate class), by notice in writing to the Issuer (and to the Trustee if given by the Securityholders), may declare the entire principal of all Securities of such series and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein---then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such series, each series treated as a separate class, then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     SECTION 5.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise---then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto the whole amount that then shall have become due and payable on all Securities of such series or such Coupons for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the Registered Holders, whether or not the principal of and interest on the Securities of such series are overdue.

     In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders and the Holders of any Coupons appertaining thereto allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities of any series, or to the creditors or property of the Issuer or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities and Holders of any Coupons in respect of which such action was taken.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities and Coupons appertaining thereto in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities and Coupons appertaining thereto parties to any such proceedings.

     SECTION 5.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and any Coupons appertaining thereto in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6;

          SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that payment of such interest is permissible by law and that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

     SECTION 5.4 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 5.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     SECTION 5.6 LIMITATIONS ON SUITS BY SECURITYHOLDERS. No Holder of any Security of any series or Holder of any Coupon shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity, as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Holder of any Coupon appertaining thereto and the Trustee, that no one or more Holders of Securities of any series or one or more Holders of any Coupons appertaining thereto shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or any other Holders of such Coupons, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and all the Holders of any Coupons appertaining thereto. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 5.7 UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this Indenture and any provision of any Security or Coupon, the right of any Holder of any Security and the right of the Holder of any Coupon appertaining thereto to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 5.8 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 5.6, every power and remedy given by this Indenture or by law to the Trustee, to the Securityholders or to the Holder of any Coupon appertaining thereto may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee, the Securityholders or Holders of any Coupon.

     SECTION 5.9 CONTROL BY SECURITYHOLDERS. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series treated as a separate class) or of the Holders of any Coupons appertaining thereto at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series or of the Holders of any Coupons appertaining thereto so affected not joining in the giving of said direction, it being understood that

(subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

     SECTION 5.10 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Securities of any series as provided in
Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (each such series voting as a separate class) may on behalf of the Holders of all the Securities of such series waive any past default or Event of Default described in Section 5.1 which relates to Securities of such series then Outstanding, except a default in the payment of principal or of interest on the Securities of such series or in respect of a covenant or provision hereof which cannot be modified or amended with the consent of each Holder affected as provided in Section 8.2. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION 5.11 TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such, series.

     SECTION 5.12 RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security and each Holder of any Coupon, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or in the case of any suit relating to or arising under clause (d) (if the suit under clause (d) relates to all the Securities then Outstanding), (e), (f) or (g) of
Section 5.1, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.


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


                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

     SECTION 6.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     The provisions of this Section 6.1 are in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

     SECTION 6.2 CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act, and subject to Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     SECTION 6.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     SECTION 6.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee, any Paying Agent, Security Registrar, or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

     SECTION 6.5 MONEYS HELD BY TRUSTEE. Subject to the provisions of Section
10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     SECTION 6.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to,' reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or the Holders of particular Coupons, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses, after the occurrence of an Event of Default specified in Section 5.1(e) or (f), the expenses are intended to constitute expenses of administration under applicable bankruptcy laws.

     SECTION 6.7 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it or under the provisions of this Indenture upon the faith thereof.

     SECTION 6.8 DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     SECTION 6.9 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     SECTION 6.10 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice thereof by first class mail to Holders of the applicable series of Securities at their last addresses as then shall appear on the Security register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

          (i) the Trustee shall fail to comply with the provisions of Section 310 (b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 310 (a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

          (iii) the Trustee shall become incapable of acting with respect to any series of the Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders.

     (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     SECTION 6.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

     Upon acceptance of appointment by any successor trustee as provided in this
Section 6.11, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

     SECTION 6.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

     SECTION 7.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee, the Issuer, if made in the manner provided in this Article.

     (b) The ownership of Registered Securities shall be proved by the Security register.

     (c) The amount of Unregistered Securities held by any Person executing any instrument or writing as a Securityholder, the numbers of such Unregistered Securities, and the date of his holding the same may be proved by the production of such Securities or by a certificate executed by any trust company, bank, broker or member of a national securities exchange (wherever situated), as depositary, if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Securities therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Securityholder, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee and the Issuer may assume that such ownership of any Unregistered Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Unregistered Security is produced, or (ii) such Unregistered Security is produced by some other person, or (iii) such Unregistered Security is surrendered in exchange for a Registered Security, or (iv) such Unregistered Security has been canceled in accordance with Section 2.10.

     SECTION 7.2 PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the

Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 7.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates ( in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

     SECTION 7.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any Agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any Agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     SECTION 7.4 SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, or are to be selected for any redemption or optional repayment, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     SECTION 7.5 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

     SECTION 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as their respective Boards of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors of the Issuer may deem necessary or desirable and which shall not in any material way adversely affect the interests of the Holders of the Securities or the Holders of any Coupons;

          (e) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3; or

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than the one trustee, pursuant to the requirements of Section 6.11.

     The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 8.2.

     SECTION 8.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (treated as one class), the Issuer, when authorized by a resolution of its Boards of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all Outstanding Securities of the series affected.

     Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by
Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

               SECTION 8.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series and Holders of Coupons affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 8.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officers' Certificate from the Issuer and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture.

     SECTION 8.5 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear, upon the direction of the Issuer, a notation in form satisfactory to the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Boards of Directors of the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     SECTION 9.1 ISSUER MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. The Issuer covenants that it will not merge or consolidate with any other Person or sell or convey all or substantially all of its assets to any Person, unless (i) either the Issuer shall be the continuing corporation, or the successor Person or the Person which acquires by sale or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall be a Person organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such Person, and (ii) the Issuer or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

     SECTION 9.2 SUCCESSOR SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor, such successor ^ shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities of the Issuer which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

     SECTION 9.3 OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                   ARTICLE TEN

              DEFEASANCE AND COVENANT DEFEASANCE; UNCLAIMED MONEYS

     SECTION 10.1 ISSUER'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. The Issuer may elect, at its option at any time, to have Section 10.2 or Section
10.3 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 2.3 as being defeasible pursuant to such Section
10.2 or 10.3, in accordance with any applicable requirements provided pursuant to Section 2.3 and upon compliance with the conditions set forth below in this Article. Any such election shall be established by or made pursuant to a resolution of the Board of Directors.

     SECTION 10.2. DEFEASANCE AND DISCHARGE. Upon the Issuer's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Issuer shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 10.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), subject to the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 10.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (b) the Issuer's obligations with respect to such Securities under Sections 2.8, 2.9, 2.11, 3.2 and 3.4, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (d) this Article; and (e) any payment obligations in respect of Securities of such series and any related coupons which are deemed not to be Outstanding under clause (c) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law. Subject to compliance with this Article, the Issuer may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have
Section 10.3 applied to such Securities.

     SECTION 10.3. COVENANT DEFEASANCE. Upon the Issuer's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (a) the Issuer shall be released from its obligations under Section 3.6, 3.7, 3.9 and 3.10, and any covenants provided pursuant to Section 2.3(12), 8.1(c) or 8.1(e), for the benefit of the Holders of such Securities and (b) the occurrence of any event specified in Section 5.1(d) (with respect to any of Sections 3.6, 3.7, 3.9 and 3.10 inclusive, and any such covenants provided pursuant to Section 2.3(12), 8.1(c) or 8.1(e) and 5.1(h) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 10.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set froth in any such specified Section (to the extent so specified in the case of Section 5.1(d)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

     SECTION 10.4. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to the application of Section 10.2 or Section
10.3 to any Securities or any series of Securities, as the case may be:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
     (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (b) In the event of an election to have Section 10.2 apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case
     (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (c) In the event of an election to have Section 10.3 apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel or a ruling published by the Internal Revenue Service to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) The Issuer shall have delivered to the Trustee an Opinion of Counsel or letter or other document from an applicable securities exchange to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be deleted as a result of such deposit.

          (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.1(e) and
     (f) at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

          (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

          (i) The Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

     SECTION 10.5. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS. Subject to Section 10.7, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 10.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 10.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 10.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof, which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

     SECTION 10.6. REINSTATEMENT. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Issuer has been discharged or released pursuant to Section 10.2 or 10.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 10.5 with respect to such Securities in accordance with this Article; PROVIDED, HOWEVER, that if the Issuer makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Issuer shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

     SECTION 10.7 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Security of any series or Coupons and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such Paying Agent, and the Holder of the Security of such series or Holders of Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

     SECTION 11.1 INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or Coupon appertaining thereto, or because of any Indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 11.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder and the Holders of the Securities and Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     SECTION 11.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

     SECTION 11.4 NOTICES AND DEMANDS ON ISSUER, TRUSTEE AND SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee, by the Holders of Securities, or by the Holders of Coupons to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Ralcorp Holdings, Inc., P. O. Box 618, St. Louis, Missouri 63188-0618. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

     Where this Indenture provides for notice to Holders of any event, (I) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Registered Holders as their names and addresses appear in the Security register within the time prescribed and (2) if any of the Securities affected by such event are Unregistered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if published once in a newspaper of general circulation in New York, New York and London, England within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     SECTION 11.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer; unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     SECTION 11.6 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of interest on or principal of the Securities of any series or Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest, premium, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     SECTION 11.7 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

     SECTION 11.8 NEW YORK LAW TO GOVERN. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

     SECTION 11.9 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 11.10 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                 ARTICLE TWELVE

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

     SECTION 12.1 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

     SECTION 12.2 NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first-class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, and that, unless otherwise specified in such notice, Unregistered Coupon Securities, if any, surrendered for payment must be accompanied by all Coupons maturing subsequent to the redemption date, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

     At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

     If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 12.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 6.5 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.4 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by the Security.

     Upon presentation of any Security redeemed in part only and the Coupons appertaining thereto, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities and the Coupons appertaining thereto, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     SECTION 12.4 EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer, or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

     SECTION 12.5 MANDATORY AND OPTIONAL SINKING FUNDS. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.7, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the sixtieth day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee a written statement (which need not contain the statements required by Section 11.5) signed by an authorized officer of the Issuer (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing,
(d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date and (e) specifying such sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section
2.10 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be possible, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities of any series which are (a) owned by the Issuer or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Security register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity or (b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

     At least one Business Day before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

     SECTION 12.6 REPAYMENT AT THE OPTION OF THE HOLDERS. Securities of any series which are repayable at the option of the Holders thereof before their stated maturity shall be repaid in accordance with the terms of the Securities of such series.

     The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their stated maturity, for purposes of Section 10.1, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Issuer, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be canceled.

                                ARTICLE THIRTEEN
                                    GUARANTEE

     SECTION 13.1 ISSUER'S OPTION TO HAVE SECURITIES GUARANTEED. The Issuer may elect, at its option at any time, to have Article Thirteen applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 2.3 as being guaranteed pursuant to Article Thirteen, in accordance with any applicable requirements provided pursuant to Section 2.3 and upon compliance with the conditions set forth in Article Thirteen. Any such election shall be established by or made pursuant to a resolution of the Board of Directors.

     SECTION 13.2 SUBSIDIARY GUARANTORS. Upon the Issuer's option (if any) to have this Article applied to any Securities or series of Securities, as the case may be, the Issuer shall cause its Subsidiaries executing this Indenture to guarantee such Securities and (a) cause all of its Subsidiaries, direct or indirect, which after the date of this Indenture constitute in the aggregate at least 99% of the Company's Consolidated Total Assets, Consolidated Net Earnings, Consolidated Revenues, and Consolidated Equity to execute a Guarantee of the Securities in the form set forth in this Article Thirteen hereof and Exhibit A hereto, PROVIDED that no Subsidiary organized outside of the United States of America shall be required to be a Guarantor, and (b) deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, that any Guarantee executed after the date of this Indenture is a valid, binding and enforceable obligation of the applicable Subsidiary, subject to customary exceptions for bankruptcy, fraudulent conveyance and equitable principles and the implied covenant of good faith and fair dealing.

     SECTION 13.3 SUBSIDIARY GUARANTEE. Upon the Issuer's exercise of its option (if any) to have this Article applied to any Securities or any series of Securities, as the case may be, each of the Guarantors hereby jointly, severally and unconditionally guarantee to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Issuer hereunder or thereunder, that: (a) the principal of, and premium, if any, and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, if any, if lawful, and all other obligations of the Issuer to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise; PROVIDED, HOWEVER, that it is the intention of the parties hereto that in no event shall any Guarantor's obligations under its Guarantee constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction. Therefore, in the event that any Guarantee would, but for this sentence, constitute or result in such a violation, then the liability of a Guarantor under such Guarantee shall be reduced to the maximum amount permissible under the applicable fraudulent conveyance or similar law. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. The Guarantors hereby agree that their obligations hereunder shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor other than the defense that payment has been made or that the other relevant obligations have been paid or performed. Each Guarantor hereby waives diligence, presentment, demand of payment, claim of fraud, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice and all demands whatsoever and covenant that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture. If any Holder or the Trustee is required by any court or otherwise to return to the Issuer or Guarantors, or any custodian, trustee, liquidator or other similar official acting in relation to either the Issuer or Guarantors, any amount paid by either to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article Five such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantee. The foregoing Guarantee shall rank PARI PASSU with the guaranties for the benefit of the lenders under the Credit Agreement.

     Each Guarantor shall be subrogated to all rights of each Holder of any Securities against the Issuer in respect of any amounts paid to the Holders by such Guarantor pursuant to the provisions of this Guarantee; provided that the Guarantors shall not be entitled to enforce, or to receive, any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all the Securities shall have been paid in full and nothing remains owed to the Trustee pursuant to this Indenture.

     The Guarantee set forth in this Section 13.3 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

     Unless determined otherwise by the Issuer pursuant to Section 2.3, the Guarantee set forth in this Section 13.3 shall be effective with respect to any Guarantor only so long as any Indebtedness of the Issuer is guaranteed by such Guarantor.

     SECTION 13.4 EXECUTION AND DELIVERY OF GUARANTEE. Upon the Issuer's exercise of its option (if any) to have this Article applied to any Securities or any series of Securities, as the case may be, to evidence its Guarantee set forth in Section 13.3 hereof, each Guarantor hereby agrees that a notation of such Guarantee substantially in the form of Exhibit A shall be endorsed by an officer of such Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Guarantor by its President or one of its Vice Chairmen, Treasurer or Vice Presidents and attested to by its Secretary of Assistant Secretary.

     Each Guarantor hereby agrees that its Guarantee set forth in Section 13.3 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

     If a Person whose signature is on this Indenture or on the Guarantee no longer holds the office under which the Person signed the Guarantee at the time the Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid, binding and enforceable nevertheless.

     The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of Guarantors.

     SECTION 13.5 GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

     (a) Except as set forth in Articles Three and Nine hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Issuer or another Guarantor or shall prevent any sale or conveyance of all or substantially all of the assets of a Guarantor, to the Issuer or another Guarantor. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

     (b) Except as set forth in Articles Three and Nine hereof, nothing contained in this Indenture or in any of the Securities shall prevent the sale or other disposition by the Issuer or any Subsidiary of any Guarantor (by sale of capital stock, merger, consolidation or otherwise) or of all or substantially all of the assets of any Guarantor to any Person other than the Issuer or any Subsidiary, PROVIDED the Issuer's Subsidiaries constituting in the aggregate not less than 99% of the Issuer's Consolidated Total Assets, Consolidated Net Earnings, Consolidated Revenues, and Consolidated Equity determined after giving effect to such sale or disposition execute and deliver to the Trustee a Guarantee and, PROVIDED, FURTHER, that the foregoing proviso shall not apply to the sale or disposition of a Guarantor in a foreclosure proceeding to the extent that such proviso would be inconsistent with the Uniform Commercial Code. Upon delivery by the Issuer to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made in accordance with the provisions of this Indenture, such Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the successor corporation or the corporation acquiring the property and such Guarantor (in the event of a consolidation or merger or sale or other disposition of all or substantially all of the assets of a Guarantor) shall automatically be released and relieved of its obligations under this Article Thirteen, and the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Guarantee. Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Guarantor under the Indenture as provided in this Article Thirteen.

     SECTION 13.6 "TRUSTEE" TO INCLUDE PAYING AGENT. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intends and purposes as if such Paying Agent were named in this Article Thirteen in place of the Trustee.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


ATTEST:                                    RALCORP HOLDINGS, INC.



By:     /s/ R. W. Lockwood                 By:  /s/ J. R. Micheletto
   -----------------------------              ------------------------
            Secretary                           J. R. Micheletto
                                                Chief Financial Officer

        [CORPORATE SEAL]


ATTEST:                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                                      as Trustee

By    /s/ Janice Ott Rotunno               By:    /s/ R. D. Manella
   ------------------------------              ------------------------------
      Assistant Vice President             Name:  R. D. Manella
                                                  Vice President

        [CORPORATE SEAL]


ATTEST:                                    BEECH-NUT NUTRITION CORPORATION


        /s/ R. W. Lockwood                 By:    /s/ J. R. Micheletto
   ------------------------------              ------------------------------
            Secretary                             J. R. Micheletto
                                                  Title: Chief Financial Officer

        [CORPORATE SEAL]

ATTEST:                                    BREMNER, INC.

        /s/ R. W. Lockwood                 By:    /s/ J. R. Micheletto
   ------------------------------              ------------------------------
            Secretary                             J. R. Micheletto
                                                  Title: Chief Financial Officer

        [CORPORATE SEAL]

ATTEST:                                    KEYSTONE RESORTS MANAGEMENT, INC.

        /s/ R. W. Lockwood                 By:   /s/ J. R. Micheletto
   ------------------------------              ------------------------------
        Assistant Secretary                      J. R. Micheletto
                                                 Title: Chief Financial Officer

        [CORPORATE SEAL]

ATTEST:                                    RALSTON FOODS, INC.

        /s/ R. W. Lockwood                 By:   /s/ J. R. Micheletto
   ------------------------------              ------------------------------
        Secretary                                J. R. Micheletto
                                                 Title: Chief Financial Officer


        [CORPORATE SEAL]

STATE OF MISSOURI          )
                           )  ss.
COUNTY OF CITY OF ST. LOUIS)

     On this 23rd day of September, 1994, before me personally came J. R. Micheletto, to me personally known, who, being by me duly sworn, did depose and say that he resides at Edwardsville, Missouri, and that he is Chief Financial Officer of Ralcorp Holdings, Inc., Beech-Nut Nutrition Corporation, Bremner, Inc., Keystone Resorts Management, Inc. and Ralston Foods, Inc., the corporations described in and which executed the above instrument; that he knows the corporate seals of said corporations; that the seals affixed to said instrument are such corporate seals; that they were so affixed by authority of the Board of Directors of said corporations; and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                                /s/ Julie E. Bolte Neiger
                                           -----------------------------------
                                                 Notary Public

                                           Notary Public, State of Missouri
                                           City of St. Louis
                                           My Commission Expires Feb. 21, 1997

STATE OF ILLINOIS          )
                           )  ss.
COUNTY OF COOK             )

     On this 26th day of September, 1994, before me personally came R. D. Manella, to me personally known, who, being by me duly sworn, did depose and say that he resides at Buffalo Grove, Illinois; that he is a Vice President of The First National Bank of Chicago, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


                                                   /s/ Ann Longino
                                           -----------------------------------
                                                 Notary Public

                                           Notary Public, State of Illinois
                                           My Commission Exp: 05/17/98

                                    EXHIBIT A

                            [FORM OF NOTATION ON NOTE
                             RELATING TO GUARANTEE]

                                    GUARANTEE

     Each of the Persons listed below (hereinafter referred to as the "Guarantors," which term includes any successor or additional Guarantor under the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed) (i) has jointly and severally, unconditionally guaranteed that (a) the principal of, and premium, if any, and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, if any, if lawful, and all other obligations of the Issuer to the Holders or the Trustee will be promptly paid in full or performed, all in accordance with the terms hereof and as set forth in the Indenture; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, or otherwise; PROVIDED, HOWEVER, that in no event shall any Guarantor's obligations under its Guarantee constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction. Therefore, in the event that any Guarantee would, but for this sentence, constitute or result in such a violation, then the liability of a Guarantor under such Guarantee shall be reduced to the maximum amount permissible under the applicable fraudulent conveyance or similar law. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

     No stockholder, officer, director, employer or incorporator, past, present or future, of the Guarantors, as such, shall have any personal liability under this Guarantee by reason of his or its status as such stockholder, officer, director, employer or incorporator.

     This Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     This Guarantee shall not be valid or obligatory for any purpose with respect to a Security until the certificate of authentication on the Security upon which this Guarantee is noted shall have been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories.

     This Guarantee shall be effective with respect to any Guarantor only so long as any Indebtedness of the Issuer is guaranteed by such Guarantor.

                  Beech-Nut Nutrition Corporation
                  Bremner, Inc.
                  Keystone Resorts Management, Inc.
                  Ralston Foods, Inc.


                  By:_______________________________
                        J. R. Micheletto
                        Authorized Signatory

================================================================================


                          FIRST SUPPLEMENTAL INDENTURE

                          DATED AS OF JANUARY 31, 1997


                                      AMONG

                             RALCORP HOLDINGS, INC.

                               GENERAL MILLS, INC.

                                       AND

                 THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

                                       TO

                                    INDENTURE

                         DATED AS OF SEPTEMBER 23, 1994

                                      AMONG

                             RALCORP HOLDINGS, INC.
                                     Issuer

                         BEECH-NUT NUTRITION CORPORATION
                                  BREMMER, INC.
                        KEYSTONE RESORTS MANAGEMENT, INC.
                               RALSTON FOODS, INC.
                                   Guarantors

                                       AND

                 THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

================================================================================

         FIRST SUPPLEMENTAL INDENTURE, DATED AS OF January 31, 1997, by and among Ralcorp Holdings, Inc., a Missouri corporation (the "Company"), General Mills, Inc., a Delaware corporation ("General Mills"), and The First National Bank of Chicago, a national banking association, as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Company and Beech-Nut Nutrition Corporation, Bremner, Inc., Keystone Resorts Management, Inc., Ralston Foods Inc. (the "Guarantors"), and the Trustee, entered into an Indenture, dated as of September 23, 1994 (the "Indenture"), pursuant to the provisions of which the Company has heretofore issued $150,000,000 in aggregate principal amount of the Securities (such term and all other defined terms used herein and not otherwise defined herein shall have the meaning set forth in the Indenture); and

         WHEREAS, pursuant to the terms of the Indenture, on March 12, 1996, the Guarantors were released from their obligation to guarantee the due and punctual payment of principal of and interest on the Securities and all other obligations of the Company under the Indenture; and

         WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of August 13, 1996, among the Company, General Mills and General Mills Missouri, Inc., a General Mills subsidiary created for the purpose of completing the Merger (as defined below) ("Merger Sub"), General Mills agreed to acquire certain businesses of the Company through a merger (the "Merger") of the Company and Merger Sub to be effective at the close of business on January 31, 1997 (the "Effective Date") subject to approval by the shareholders of the Company; and

         WHEREAS, General Mills, by due corporate action, has determined to assume by this First Supplemental Indenture the due and punctual payment of the principal of and interest on all of the Securities and the performance of every covenant of the Indenture on the part of the Company to be performed or observed; and

         WHEREAS, Section 9.1 of the Indenture provides, among other things, that the Company will not merge or consolidate with any other Person unless (i) either the Company shall be the continuing corporation, or the successor Person shall be a Person organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture, by supplemental indenture, and (ii) there shall be no default immediately after the merger; and

         WHEREAS, Section 9.2 of the Indenture provides that in case of any such merger in accordance with Section 9.1, and following such assumption by the successor, such successor shall succeed to and be substituted for the Company, with the same effect as if it had been named in Indenture, and the Company shall be discharged from all obligations and covenants under the Indenture; and

         WHEREAS, Section 8.1 of the Indenture provides, among other things, that without the consent of the Holders of any of the Securities, the Company, when authorized by a resolution of its Board of Directors and the Trustee may from time to time and at any time enter into an indenture or supplemental indenture to, among other things, evidence the succession of another corporation to the Company and the assumption by the successor corporation of the covenants, agreements and obligations of the Company under the Indenture; and

         WHEREAS, the Company and General Mills, by due corporate actions have determined to execute a supplemental indenture in substantially the form of this First Supplemental Indenture, and all things necessary to make this First Supplemental Indenture a valid, binding and legal agreement have been done and performed;

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises, and of other valuable consideration the receipt whereof is hereby acknowledged, the Company and General Mills covenant and agree with the Trustee, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                    ARTICLE I

                 ASSUMPTION OF THE INDENTURE AND THE SECURITIES

         Section 1.1 ASSUMPTION AS TO COMPANY. On the Effective Date, contemporaneous with the Merger, General Mills shall assume the due and punctual payment of the principal of and interest on all of the Securities and the performance of every covenant of the Indenture on the part of the Company to be performed or observed.


                                   ARTICLE II

                                CLOSING DOCUMENTS

         Section 2.1. DOCUMENTS TO BE GIVEN TO TRUSTEE. In accordance with the provisions of Section 8.4 of the Indenture, the Trustee shall receive from the Company prior to the Effective Date an Officer's Certificate, certifying that immediately prior to the Merger there exists no Event of Default under the Indenture, and an Opinion of Counsel, each satisfying the provisions of Section
11.5 of the Indenture.


                                   ARTICLE III

                                  MISCELLANEOUS

         Section 3.1. TRUSTEE'S ACCEPTANCE. The Trustee accepts the provisions of this First Supplemental Indenture upon the terms and conditions set forth in the Indenture;

provided, however, that the foregoing acceptance shall not make the Trustee responsible in any manner whatsoever for the correctness of recitals or statements by other parties herein.

         Section 3.2. INDENTURE TO REMAIN IN FULL FORCE AND EFFECT. Except as hereby expressly provided, the Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed and all its terms, provisions and conditions shall be and remain in full force and effect.

         Section 3.3. RIGHTS, ETC. OF TRUSTEE. All recitals in this First Supplemental Indenture are made by the Company and General Mills only and not by the Trustee. All of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

         Section 3.4. SUCCESSORS AND ASSIGNS. All covenants and agreements in this First Supplemental Indenture made by the Company and General Mills shall bind their respective successors and assigns, whether so expressed or not.

         Section 3.5. NOTICES AND DEMANDS ON ISSUER. Any notice or demand which by any provision of this First Supplemental Indenture or the Indenture is required or permitted to be given or served by the Trustee, by the Holders of Securities, or by the Holders of Coupons to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein or in the Indenture) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to General Mills, Inc., Number One General Mills Blvd., P.O. Box 1113, Minneapolis, MN 55440,
Attention: Corporate Secretary.

         Section 3.6. CONFLICT WITH TRUST INDENTURE ACT. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with the duties imposed by operation of Trust Indenture Act Section 318(c), the imposed duties shall control.

         Section 3.7. GOVERNING LAW. This First Supplemental Indenture shall be governed by and construed in accordance with the internal laws, but not the laws as to conflicts or choice of law, of the State of New York.

         Section 3.8. TITLES, HEADINGS, ETC. The Article and Section headings of this First Supplemental Indenture are for convenience only and shall not affect the construction hereof.

         Section 3.9. SEPARABILITY CLAUSE. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 3.10. EXECUTION IN COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date and year first above written.


[Corporate Seal]                              RALCORP HOLDINGS, INC.


Attest:                                       By:      /s/ J. R. Micheletto
                                                  ------------------------------
                                                  Name:  J. R. Micheletto
  /s/ R. W. Lockwood                              Title: Chief Executive Officer
----------------------                                   and President
  R. W. Lockwood
  Secretary


STATE OF MISSOURI                   )
                                    ) SS
CITY OF ST. LOUIS                   )

         On this 31st day of January, 1997, before me personally appeared J. R. Micheletto to me known to be the person described in and who executed the foregoing instrument; that he or she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he or she signed their name thereto by like authority.

                                                       /s/ Julie E. Neiger
                                                  ------------------------------
                                                  Notary Public

[Corporate Seal]                              GENERAL MILLS, INC.


Attest:                                       By:        /s/ T. J. Brown
                                                  ------------------------------
                                                  Name:  T. J. Brown
  /s/ Ivy Bernhardson                             Title: Vice President
-----------------------
      Secretary


STATE OF MISSOURI                     )
                                      ) SS
CITY OF ST. LOUIS                     )

         On this 31st day of January, 1997, before me personally appeared T. J. Brown, to me known to be the person described in and who executed the foregoing instrument; that he or she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he or she signed their name thereto by like authority.

                                                       /s/ Donna L. Bulback
                                                  ------------------------------
                                                  Notary Public

[Corporate Seal]                              THE FIRST NATIONAL BANK OF CHICAGO
                                                    as Trustee


Attest:                                       By:        /s/ T. Marshall
                                                  ------------------------------
                                                  Name:  T. Marshall
 /s/ Barbara G. Grosse                            Title: Trust Officer
-----------------------


STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF COOK                      )

         On this 29th day of January, 1997, before me personally appeared T. Marshall, to me known to be the person described in and who executed the foregoing instrument; that he or she knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he or she signed their name thereto by like authority.

                                                           /s/ N. Sierra
                                                  ------------------------------
                                                  Notary Public